State Street Institutional Treasury Money Market Fund

Cabrera Capital Markets Class (CSJXX)

Select Class (TYSXX)

State Street Institutional Treasury Plus Money Market Fund

Cabrera Capital Markets Class (CAJXX)

Select Class (TPSXX)

State Street Institutional U.S. Government Money Market Fund

Cabrera Capital Markets Class (CAHXX)

Select Class (GVSXX)

(Each a “Fund,” and collectively the “Funds”)

Supplement dated October 3, 2023 to the

Summary Prospectuses, Prospectuses and Statements of Additional Information (the “SAIs”), each dated

April 30, 2023, as may be supplemented and/or revised from time to time

Effective immediately, the Summary Prospectuses and the Prospectuses are revised as follows:

•	The first paragraph of the sub-section titled “Principal Risks” within the Fund Summaries sections for each Fund, is hereby deleted and replaced with the following:

The Fund is subject to the following risks. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Effective immediately, the Prospectuses are revised as follows:

•

In the section titled “Additional Information About Investment Objectives, Principal Strategies and Risks – Additional Information About Risks,” the paragraph titled “Money Market Fund Regulatory Risk” is here by deleted and replaced with the following:

Money Market Fund Regulatory Risk. Money market funds and the securities they invest in are subject to comprehensive regulations. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements (“Money Market Fund Reform”). Money Market Reform permits government money market funds (such as the Funds), that are experiencing a negative gross yield as a result of negative interest rates, to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to investors. A Fund’s operations will be impacted as it comes into compliance with the New Money Market Fund Rules. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of any new legislation or regulations impacting the money market fund industry could limit the Fund’s investment flexibility and reduce its ability to generate returns.

•

In the section titled “Additional Information About Investment Objectives, Principal Strategies and Risks – Additional Information About Risks,” the paragraph titled “Money Market Risk” is hereby deleted and replaced with the following:

Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund’s share price to fall below $1.00. It is possible that a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. A money market fund may be permitted to impose redemption fees during periods of high illiquidity in the markets for the investments held by it. None of State Street Corporation, State Street, State Street Global Advisors, SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities.

Effective immediately, the SAIs are revised as follows:

•	The following is added as a new sub-section to the section titled “Additional Investments and Risks”:

Recent Money Market Regulatory Reforms.

On July 12, 2023, the SEC adopted amendments to money market fund regulation (“Money Market Fund Reform”) that, beginning on April 2, 2024, increase the daily liquid asset requirements from 10% to 25% and increase the weekly liquid asset requirements from 30% to 50%. Money Market Fund Reform permits government money market funds (such as the Funds), that are experiencing a gross negative yield as a result of negative interest rates, to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to investors. Money Market Fund Reform, among other things, also imposes additional reporting requirements on money market funds. A Fund’s operations will be impacted as it comes into compliance with Money Market Fund Reform.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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